Exhibit 99.1

FIRST WATCH ACQUIRES 21 FRANCHISE RESTAURANTS IN NORTH CAROLINA
Purchase of Largest Franchisee Underscores Long-term Growth Strategy

BRADENTON, Fla. – April 15, 2024 – First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (together with its subsidiaries “First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced the completion of its previously-announced acquisition of 21 of its franchise-owned restaurants and corresponding development rights in North Carolina for an aggregate purchase price of $75 million on a cash-free, debt-free basis.
“This acquisition, which represents our largest First Watch franchise acquisition to date, is an important part of our long-term growth and value creation strategy,” said Chris Tomasso, First Watch CEO & President. “These 21 restaurants are expected to generate average unit volumes and restaurant level operating profit margins in line with our Company-owned restaurants, and the associated development rights represent white space in this key market area for us to grow organically for years to come. Further, this acquisition fortifies our organization and strengthens our ranks as we welcome more than 600 new employees into our corporate-owned system and You First culture–a responsibility that’s very important to us.”
First Watch has acquired 44 total franchised restaurants in 17 DMAs across six acquisitions since May 2023.
About First Watch
First Watch is an award-winning Daytime Dining concept serving made-to-order breakfast, brunch and lunch using fresh ingredients across its network of neighborhood restaurants. A recipient of hundreds of local “Best Breakfast” and “Best Brunch” accolades, First Watch's chef-driven menu includes elevated executions of classic favorites along with specialties such as the Quinoa Power Bowl®, Farm Stand Breakfast Tacos, Avocado Toast, Chickichanga, Morning Meditation, Spiked Lavender Lemonade and its signature Million Dollar Bacon. In 2023, First Watch was recognized as the top restaurant brand in Yelp’s inaugural list of the top 50 most-loved brands in the U.S. In 2023 and 2022, First Watch was named a Top 100 Most Loved Workplace® in Newsweek by the Best Practice Institute. In 2022, First Watch was awarded a sought-after MenuMasters honor by Nation's Restaurant News for its seasonal Braised Short Rib Omelet and recognized with ADP's coveted Culture at Work Award. First Watch operates more than 520 restaurants in 29 states and employs more than 15,000 team members nationwide. For more information, visit www.firstwatch.com.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,”

“intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed herein, in our Annual Report on Form 10-K, including “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding the Russia-Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

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Investor Relations Contact:
Steven L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact:
Jenni Glester
407-864-5823
jglester@firstwatch.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/08d94129-6204-4bc6-ba88-16fdbeb00dd3